SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 3, 2001




                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

            0-21168                                13-3253392
    ------------------------         ------------------------------------
    (Commission File Number)         (IRS Employer Identification Number)


                  5 East 80th Street, New York, New York 10021
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 717-6544
                                                           --------------





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Item 5.    Other Events

     On July 30, 2001, Chromatics Color Sciences International, Inc. (the Company") issued a press release announcing the potential delisting from the Nasdaq SmallCap Market of the Company's common stock. The press release is attached hereto as Exhibit 99.1.



Item 7.    Financial Statements and Exhibits


(a)  Exhibits


   Exhibit 99.1 Press release issued by Chromatics Color Sciences International, Inc. on July 30, 2001.






                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  July 31, 2001                    CHROMATICS COLOR SCIENCES
                                        INTERNATIONAL, INC.


                                        By:  /s/ Darby S. Macfarlane
                                        ----------------------------------------
                                        Darby S. Macfarlane, Chairperson




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